UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	June 23, 2025

THE MARCUS CORPORATION

(Exact name of registrant as
specified in its charter)

Wisconsin	1-12604	39-1139844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 East Kilbourn Avenue, Suite 1200, Milwaukee, Wisconsin 53202-4125
(Address of principal executive offices, including zip code)
(414) 905-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	MCS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2025, Mark A. Gramz informed The Marcus Corporation (the “Company”) of his intent to retire as the President of Marcus Theatres, effective as of March 31, 2026. Subsequently, on April 7, 2026, the Company announced that Mr. Gramz would instead retire on May 1, 2026 (the “Retirement Date”). Until the Retirement Date, Mr. Gramz has, and will continue to, serve as President of Marcus Theatres on a full-time basis in his current officer position. After the Retirement Date, Mr. Gramz will continue to act as an advisor to the Company in an independent contractor capacity.
Item 8.01    Other Events.

On October 30, 2025, the Company issued a press release announcing Mr. Gramz’s retirement. In connection with Mr. Gramz’s retirement, the Company also announced on April 7, 2026, that Jeffry F. Tomachek will be appointed as the President of Marcus Theatres effective as of the Retirement Date. Mr. Tomachek currently serves as the Chief Financial Officer of Marcus Theatres.

A copy of the initial press release announcing Mr. Gramz’s retirement is filed with this Current Report on Form 8-K as Exhibit 99.1 and a copy of the second press release announcing the Company’s President of Marcus Theatres succession plans is filed with this Current Report on Form 8-K as Exhibit 99.2.
Item 9.01.Financial Statements and Exhibits.
(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits. The following exhibit is being furnished herewith:

Exhibit Number

99.1	Press Release of The Marcus Corporation, dated October 30, 2025, regarding the retirement of Mark A. Gramz as President of Marcus Theatres.
99.2	Press Release of The Marcus Corporation, dated April 7, 2026, regarding the retirement of Mark A. Gramz and appointment of Jeffry F. Tomachek as President of Marcus Theatres.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION

Date: April 30, 2026	By:	/s/ Thomas F. Kissinger
Thomas F. Kissinger
Executive Vice President, General Counsel and Secretary